Exhibit 99.2

Supplemental Information

June 30, 2009

Supplemental Information

Table of Contents

June 30, 2009

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 30 to 36, unless noted otherwise. Wholly-owned entities include properties classified as both continuing operations and discontinued operations.

All financial information contained in this document is unaudited. In addition, certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward-looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and other risks listed at the end of our second quarter earnings press release and detailed from time to time in the Company’s SEC reports. Highwoods assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

This supplemental also includes non-GAAP financial measures, such as Funds From Operations (FFO) and net operating income (NOI). Definitions of FFO and NOI and an explanation of management’s view of the usefulness and risks of FFO and NOI can be found toward the end of the second quarter earnings press release.

Highwoods Properties, Inc.	TOC	6/30/09

Summary

Amounts in thousands, except per share amounts

	Three Months Ended
	06/30/09	03/31/09	12/31/08	09/30/08	06/30/08

Shares and units:

Common shares outstanding at end of period	70,848	63,763	63,572	63,545	57,632
Common units outstanding at end of period	4,059	4,067	4,067	3,906	3,933
Weighted average common shares outstanding - basic	66,122	63,631	63,563	58,998	57,456
Weighted average common shares outstanding - diluted	70,234	67,705	67,568	63,228	61,822

Share price:

At end of period	$22.37	$21.42	$27.36	$35.56	$31.42
High close during period	26.13	26.17	34.29	37.94	37.38
Low close during period	20.34	16.57	15.59	29.88	31.42

Financial information:

Land sale gains, net of (impairments)	$124	$—	$(1,565)	$1,727	$89
Gains on for sale residential condominiums, net of partner’s interest	295	550	4,301	—	—
Lease termination income	171	1,138	216	436	26
Straight line rental income	718	1,534	701	967	1,892
Capitalized interest	1,317	1,504	1,399	2,106	2,221
Impairments on depreciable properties	—	—	(32,442)	—	—
Gain on debt extinguishment 2/	630	—	—	—	—
Gains on disposition of depreciable properties	21,794	92	6,685	3,155	5,045

Funds from operations per share - diluted	$0.70	$0.70	$0.20	$0.71	$0.68

Funds from operations per share - diluted, excluding certain items 1/	$0.69	$0.70	$0.67	$0.71	$0.68

Wholly - owned property information:

In-Service rentable square feet:
Office	19,988	19,594	19,556	19,416	19,416
Industrial	6,463	6,463	6,467	6,049	6,299
Retail	909	1,337	1,350	1,342	1,343

Total	27,360	27,394	27,373	26,807	27,058

In-Service occupancy:
Office	89.0%	89.1%	90.2%	90.3%	90.8%
Industrial	84.5%	87.9%	92.6%	95.2%	91.4%
Retail	90.7%	93.2%	94.6%	93.6%	93.5%

Total	88.0%	89.0%	91.0%	91.6%	91.1%

1/	Excludes impairments on depreciable assets, gain/(loss) on debt extinguishments, and preferred stock redemption/repurchase charges.
2/	June 30, 2009 amount includes $781 representing the Company’s share of a gain recorded by an unconsolidated joint venture.

Highwoods Properties, Inc.	i	6/30/09

Corporate Information

Board of Directors	Research Coverage

O. Temple Sloan Jr., Chairman	Bank of America/Merrill Lynch
Thomas W. Adler	Jamie Feldman - 212-449-6339
Gene H. Anderson
Edward J. Fritsch	Citigroup Global Markets
David J. Hartzell, Ph.D.	Michael Bilerman - 212-816-1383
Lawrence S. Kaplan
Sherry A. Kellett	Credit Suisse - North America
L. Glenn Orr Jr.	Steve Benyik - 212-538-0239

Corporate Officers	Deutsche Bank
John Perry - 212-250-4912
Edward J. Fritsch
President, Chief Executive Officer and Director	Friedman, Billings, Ramsey & Co., Inc.
Wilkes Graham - 703-312-9737
Michael E. Harris
Executive Vice President and Chief Operating Officer	Green Street Advisors
Cedric Lachance - 949-640-8780
Terry L. Stevens
Senior Vice President, Chief Financial Officer	Macquarie Research
Nick Pirsos - 212-231-2457
Daniel L. Clemmens
Vice President, Chief Accounting Officer	RBC Capital Markets
Dave Rodgers - 440-715-2647
S. Hugh Esleeck
Treasurer	RW Baird
Chris Lucas - 703-821-5780
Peter T. Jardine
Vice President, Corporate Marketing	Stifel Nicolaus
John Guinee - 443-224-1307
Carman J. Liuzzo	Erin Aslakson - 443-224-1350
Vice President, Investments
Wells Fargo Securities, LLC
Art H. McCann	Brendan Maiorana - 443-263-6516
Chief Information Officer

Jeffrey D. Miller
Vice President, General Counsel and
Secretary

Kevin E. Penn
Vice President, Strategy

Michael D. Starchville
Vice President, Asset Management

Tabitha N. Zane
Vice President, Investor Relations and
Corporate Communications

Highwoods Properties, Inc.	ii	6/30/09

Corporate Information

Divisional Officers	Corporate Headquarters
Highwoods Properties, Inc.
Atlanta, GA	3100 Smoketree Court, Suite 600
James V. Bacchetta, Vice President	Raleigh, NC 27604
919-872-4924
Kansas City, MO
Glenn E. Stephenson, Vice President	Stock Exchange
NYSE Trading Symbol: HIW
Memphis, TN
Steven L. Guinn, Vice President	Investor Relations Contact
Tabitha Zane
Nashville, TN; Memphis, TN; Greenville, SC	Vice President, Investor Relations and Corporate Communications
W. Brian Reames - Senior Vice President	Phone: 919-431-1529
Fax: 919-431-1439
Orlando, FL	E-mail: tabitha.zane@highwoods.com
Steven J. Garrity, Vice President
Information Request
Piedmont Triad, NC	To request a standard Investor Relations package, Annual
E. F. “Rick” Dehnert, Vice President	Report or to be added to our e-mail, please contact the
Corporate Communications/IR Specialist at:
Raleigh, NC	Email: HIW-IR@highwoods.com
Thomas “Skip” Hill, Vice President
The Company
Richmond, VA	Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered and self-managed equity real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of June 30, 2009, the Company owned or had an interest in 378 in-service office, industrial and retail properties encompassing approximately 35.2 million square feet. Highwoods also wholly-owned 580 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Maryland, Mississippi, Missouri, North Carolina, South Carolina, Tennessee, and Virginia. For more information about Highwoods Properties, please visit our website at www.highwoods.com.
Paul W. Kreckman, Vice President

Tampa, FL
Daniel E. Woodward, Vice President

Highwoods Properties, Inc.	iii	6/30/09

Consolidated Statements of Income

Amounts in thousands, except per share amounts

	Six Months Ended		Three Months Ended
	06/30/09	06/30/08	06/30/09	03/31/09	12/31/08	09/30/08	06/30/08

Rental and other revenues	$227,123	$224,041	$113,310	$113,813	$114,855	$113,145	$112,828

Operating expenses:
Rental property and other expenses	80,352	78,233	39,458	40,894	43,206	40,995	40,501
Depreciation and amortization	65,960	61,096	32,931	33,029	32,458	31,535	30,749
Impairment of assets held for use	—	—	—	—	32,846	—	—
General and administrative	17,801	20,477	9,486	8,315	8,681	8,885	10,766

Total operating expenses	164,113	159,806	81,875	82,238	117,191	81,415	82,016

Interest expense:
Contractual	40,524	46,808	19,945	20,579	23,055	22,995	23,345
Amortization of deferred financing costs	1,351	1,324	689	662	678	714	686
Financing obligations	1,445	1,504	710	735	631	783	764

	43,320	49,636	21,344	21,976	24,364	24,492	24,795

Other income:
Interest and other income	3,291	2,389	2,284	1,007	419	1,017	1,597
Gain on debt extinguishment	630	—	630	—	—	—	—

	3,921	2,389	2,914	1,007	419	1,017	1,597

Income/(loss) before disposition of property and condominiums and equity in earnings of unconsolidated affiliates	23,611	16,988	13,005	10,606	(26,281)	8,255	7,614

Net gains/(losses) on disposition of property	213	107	194	19	(1,071)	1,745	107
Gains on for sale residential condominiums 1/	636	—	289	347	5,617	—	—
Equity in earnings of unconsolidated affiliates	3,162	3,509	1,862	1,300	1,155	1,214	1,520

Income/(loss) from continuing operations	27,622	20,604	15,350	12,272	(20,580)	11,214	9,241
Discontinued operations:
Income from discontinued operations	1,636	3,390	781	855	1,124	1,373	1,745
Gains on disposition of discontinued operations	21,016	8,753	20,943	73	6,595	3,137	5,027

	22,652	12,143	21,724	928	7,719	4,510	6,772

Net income/(loss)	50,274	32,747	37,074	13,200	(12,861)	15,724	16,013
Net (income)/loss attributable to noncontrolling interests in the Operating Partnership	(2,748)	(1,732)	(2,054)	(694)	967	(812)	(839)
Net (income) attributable to noncontrolling interests in consolidated affiliates	(134)	(389)	(116)	(18)	(1,451)	(201)	(191)
Dividends on preferred stock	(3,354)	(5,676)	(1,677)	(1,677)	(1,677)	(2,451)	(2,838)
Excess of preferred stock redemption cost over carrying value	—	—	—	—	—	(108)	—

Net income/(loss) available for common stockholders	$44,038	$24,950	$33,227	$10,811	$(15,022)	$12,152	$12,145

Earnings per common share - diluted:
Income/(loss) from continuing operations available for common stockholders	$0.35	$0.23	$0.19	$0.16	$(0.35)	$0.13	$0.10
Income from discontinued operations available for common stockholders	0.33	0.20	0.31	0.01	0.11	0.08	0.11

Net income/(loss) available for common stockholders	$0.68	$0.43	$0.50	$0.17	$(0.24)	$0.21	$0.21

Weighted average common shares outstanding - diluted	68,978	61,625	70,234	67,705	63,563	63,228	61,822

Dividends declared and paid per common share	$0.850	$0.850	$0.425	$0.425	$0.425	$0.425	$0.425

Net income/(loss) available for common stockholders:
Income/(loss) from continuing operations available for common stockholders	$22,706	$13,596	$12,767	$9,939	$(22,276)	$7,925	$5,811
Income from discontinued operations available for common stockholders	21,332	11,354	20,460	872	7,254	4,227	6,334

Net income/(loss) available for common stockholders	$44,038	$24,950	$33,227	$10,811	$(15,022)	$12,152	$12,145

1/	After adjusting for our partner’s share, which is reflected in “Net income attributable to noncontrolling interest in consolidated affiliates”, net gains to the Company were $295 and $845 for the three and six months ended June 30, 2009, respectively.

Highwoods Properties, Inc.	1	6/30/09

Funds from Operations

and Additional Information

Amounts in thousands, except per share amounts

	Six Months Ended		Three Months Ended
	06/30/09	06/30/08	06/30/09	03/31/09	12/31/08	09/30/08	06/30/08

Funds from operations:
Net income/(loss)	$50,274	$32,747	$37,074	$13,200	$(12,861)	$15,724	$16,013
Net (income)/loss attributable to noncontrolling interests in the Operating Partnership	(2,748)	(1,732)	(2,054)	(694)	967	(812)	(839)
Net (income) attributable to noncontrolling interests in consolidated affiliates	(134)	(389)	(116)	(18)	(1,451)	(201)	(191)
Dividends on preferred stock	(3,354)	(5,676)	(1,677)	(1,677)	(1,677)	(2,451)	(2,838)
Excess of preferred stock redemption cost over carrying value	—	—	—	—	—	(108)	—

Net income/(loss) available for common stockholders	44,038	24,950	33,227	10,811	(15,022)	12,152	12,145
Add/(deduct):
Depreciation and amortization of real estate assets	65,026	60,095	32,440	32,586	31,985	31,064	30,305
(Gains) on disposition of depreciable properties	(89)	(18)	(70)	(19)	(90)	(18)	(18)
Noncontrolling interests from the Operating Partnership	2,748	1,732	2,054	694	(967)	812	839
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	6,473	6,330	3,223	3,250	3,285	3,136	3,395
(Gains) on disposition of depreciable properties	(781)	—	(781)	—	—	—	—
Discontinued operations:
Depreciation and amortization of real estate assets	550	1,386	155	395	570	575	624
(Gains) on disposition of depreciable properties	(21,016)	(8,753)	(20,943)	(73)	(6,595)	(3,137)	(5,027)

Funds from operations	$96,949	$85,722	$49,305	$47,644	$13,166	$44,584	$42,263

Funds from operations per share - diluted
Net income/(loss) available for common stockholders	$0.68	$0.43	$0.50	$0.17	$(0.24)	$0.21	$0.21
Add/(deduct):
Depreciation and amortization of real estate assets	0.94	0.98	0.46	0.47	0.47	0.49	0.49
(Gains) on disposition of depreciable properties	—	—	—	—	—	—	—
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	0.09	0.10	0.05	0.05	0.05	0.05	0.05
(Gains) on disposition of depreciable properties	(0.01)	—	(0.01)	—	—	—	—
Discontinued operations:
Depreciation and amortization of real estate assets	0.01	0.02	—	0.01	0.01	0.01	0.01
(Gains) on disposition of depreciable properties	(0.30)	(0.14)	(0.30)	—	(0.10)	(0.05)	(0.08)

Funds from operations per share - diluted	$1.41	$1.39	$0.70	$0.70	$0.19	$0.71	$0.68

Weighted average shares outstanding - diluted	68,978	61,625	70,234	67,705	67,568	63,228	61,822

Additional information: 1/

Funds from operations, excluding certain items 2/	$96,319	$85,722	$48,675	$47,644	$45,608	$44,692	$42,263

Funds from operations per share, excluding certain items 2/	$1.40	$1.39	$0.69	$0.70	$0.67	$0.71	$0.68

Straight line rental income	$(2,252)	$(4,296)	$(718)	$(1,534)	$(701)	$(967)	$(1,892)
Amortization of lease incentives	548	486	250	298	258	297	264
Depreciation of non-real estate assets	608	698	327	281	308	306	285
Ground lease straight line rent	173	85	48	125	38	42	42
Amortization of stock-based compensation	3,573	3,940	1,731	1,842	1,432	1,345	1,713
Amortization of deferred financing costs	1,351	1,324	689	662	679	714	686
Amortization of accumulated other comprehensive loss	(141)	126	(71)	(70)	7	48	46
Harborview non-cash FMV charge	(94)	(70)	(47)	(47)	(35)	(35)	(35)

Non-incremental revenue generating capital expenditures paid: 3/
Building improvements	(3,446)	(5,641)	(2,524)	(922)	(12,502)	(4,059)	(3,169)
2nd generation tenant improvements	(10,098)	(14,552)	(4,716)	(5,382)	(6,744)	(5,780)	(4,327)
2nd generation lease commissions	(4,026)	(6,427)	(1,746)	(2,280)	(3,295)	(2,455)	(3,057)

Common dividends and unit distributions paid	(57,526)	(52,009)	(28,844)	(28,682)	(28,667)	(26,281)	(26,027)

1/	Increase or (decrease) to cash flows.
2/	Excludes impairments on depreciable assets, gain/(loss) on debt extinguishments, and preferred stock redemption/repurchase charges.
3/	Excludes capital expenditures paid for buildings sold prior to June 30, 2009.

Highwoods Properties, Inc.	2	6/30/09

Consolidated Balance Sheets

Dollars in thousands

	06/30/09	12/31/08
Assets:
Real estate assets, at cost:
Land	$349,386	$352,872
Buildings and tenant improvements	2,808,834	2,819,844
Development in process	67,563	61,938
Land held for development	99,232	98,946

	3,325,015	3,333,600
Less-accumulated depreciation	(743,753)	(714,224)

Net real estate assets	2,581,262	2,619,376
For sale residential condominiums	19,660	24,284
Real estate and other assets, net, held for sale	1,249	1,242
Cash and cash equivalents	13,372	13,757
Restricted cash	14,707	2,258
Accounts receivable, net	18,050	23,687
Notes receivable, net	3,330	3,602
Accrued straight-line rents receivable, net	81,764	79,979
Investment in unconsolidated affiliates	66,631	67,723
Deferred financing and leasing costs, net	70,055	73,216
Prepaid expenses and other assets	36,683	37,046

Total Assets	$2,906,763	$2,946,170

Liabilities, Noncontrolling Interests in the Operating Partnership and Equity:
Mortgages and notes payable	$1,428,650	$1,604,685
Accounts payable, accrued expenses and other liabilities	134,202	135,609
Financing obligations	34,758	34,174

Total Liabilities	1,597,610	1,774,468
Noncontrolling interests in the Operating Partnership	90,796	111,278
Equity:
Preferred stock	81,592	81,592
Common stock	708	636
Additional paid-in capital	1,783,645	1,616,093
Distributions in excess of net earnings	(649,326)	(639,281)
Accumulated other comprehensive loss	(4,327)	(4,792)

Total Stockholders’ Equity	1,212,292	1,054,248
Noncontrolling interests in consolidated affiliates	6,065	6,176

Total Equity	1,218,357	1,060,424

Total Liabilities, Noncontrolling Interests in the Operating Partnership and Equity	$2,906,763	$2,946,170

Highwoods Properties, Inc.	3	6/30/09

Components of Net Asset Value

As Released on February 11, 2009 — See Note Below

Dollars in thousands

Note: The purpose of providing the following information at the beginning of each year is to enable readers to derive their own estimate of net asset value. The Company updates this information annually based on management’s assumptions regarding projected current year net operating income as of the date of initial publication (current year being February 11, 2009) and will not be updated to reflect any facts, circumstances or changes in financial or operating assumptions that may occur during the year. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated Properties Projected Net Operating Income (NOI) 1/
Office	$230,671
Retail	28,914
Industrial/Other	20,404
Deduct Partner’s Share of Consolidated JV’s (Office)	(5,529)

Total Net Operating Income	$274,460

Highwoods’ Share of Unconsolidated Joint Ventures Projected NOI
Office	$30,577

Other income
Development, leasing and management fees	$4,502

Add Other assets:
Development investment at cost	$204,299
Assets not fairly valued by capitalized NOI valuation method 2/	108,822
Property held for sale at net sales price	1,400
Land held for development at market value	142,802
Cash and cash equivalents	13,757
Highwoods share of unconsolidated JV’s cash and cash equivalents	20,032
Restricted cash	2,258
Accounts receivable, net	23,687
Notes receivable and prepaid expenses	40,648
Deduct partner’s share of Consolidated JV’s other assets	(1,218)

Other assets total	$556,487

Deductions:
Total liabilities	$135,609
Mortgages and notes payable	1,604,685
Deduct partner’s share of Consolidated JV’s liabilities and mortgages	(36,811)
Market value of debt adjustment 3/	(271,860)
Preferred stock, at liquidation value	81,592
Highwoods’ share of unconsolidated joint ventures liabilities	259,778

$1,772,993

Estimated diluted common shares and common units for 2009 (000’s)	67,639

1/	Projected 2009 NOI excludes straight line income, lease termination fee income, NOI related to completed not stabilized developments, and NOI related to assets undervalued by capitalized NOI method.
2/	Consolidated Properties projected 2009 NOI is adjusted to eliminate the net NOI for properties for which a NOI capitalization approach is not appropriate. For these assets, an alternative methodology has been applied.
3/	In accordance with prior practice, we included an adjustment to mark our debt and bonds to estimated fair value as of December 31,2008.

Highwoods Properties, Inc.	4	6/30/09

Components of Discontinued Operations

Dollars in thousands

	Six Months Ended		Three Months Ended
	06/30/09	06/30/08	06/30/09	03/31/09	12/31/08	09/30/08	06/30/08

Rental and other revenues	$3,535	$7,773	$1,384	$2,151	$2,919	$3,133	$3,698

Operating expenses:
Rental property and other expenses	1,351	3,016	448	903	1,234	1,188	1,337
Depreciation and amortization	550	1,386	155	395	570	575	624

Total operating expenses	1,901	4,402	603	1,298	1,804	1,763	1,961

Other income	2	19	—	2	9	3	8

Income before gains on sales of discontinued operations	1,636	3,390	781	855	1,124	1,373	1,745
Net gains on sales of discontinued operations	21,016	8,753	20,943	73	6,595	3,137	5,027

Net income from discontinued operations	$22,652	$12,143	$21,724	$928	$7,719	$4,510	$6,772

Highwoods Properties, Inc.	5	6/30/09

Capitalization

Dollars, shares, and units in thousands

	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08
Long-Term Debt (see pages 7 & 8):	$1,428,650	$1,619,276	$1,604,685	$1,588,954	$1,732,082

Financing Obligations:	$34,758	$34,509	$34,174	$35,195	$35,145

Preferred Stock (at liquidation value):
Series A 8 5/8% Perpetual Preferred Stock	$29,092	$29,092	$29,092	$29,092	$82,937
Series B 8% Perpetual Preferred Stock	52,500	52,500	52,500	52,500	52,500

Total preferred stock	$81,592	$81,592	$81,592	$81,592	$135,437

Common Shares and Units Outstanding:
Common stock outstanding	70,848	63,763	63,572	63,545	57,632
Noncontrolling interest partnership units	4,059	4,067	4,067	3,906	3,933

Total common shares and units outstanding	74,907	67,830	67,639	67,451	61,565

Stock price at period end	$22.37	$21.42	$27.36	$35.56	$31.42

Market value of common equity	$1,675,670	$1,452,919	$1,850,603	$2,398,558	$1,934,372

Total market capitalization with debt and obligations	$3,220,670	$3,188,296	$3,571,054	$4,104,299	$3,837,036

See pages 30 to 36 for information regarding Highwoods’ Joint Ventures.

Highwoods Properties, Inc.	6	6/30/09

Long-Term Debt Summary

Dollars in thousands

	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08
Balances Outstanding:

Secured:
Conventional fixed rate 1/	$523,560	$631,207	$634,317	$638,032	$640,557
Variable rate debt	43,733	34,540	20,869	31,954	47,087

Secured total	567,293	665,747	655,186	669,986	687,644

Unsecured:
Fixed rate bonds and notes	595,857	599,029	648,999	648,968	648,938
Bank term loans	157,500	157,500	137,500	137,500	137,500
Credit facility	108,000	197,000	163,000	132,500	258,000

Unsecured total	861,357	953,529	949,499	918,968	1,044,438

Total	$1,428,650	$1,619,276	$1,604,685	$1,588,954	$1,732,082

End of Period Weighted Average Interest Rates:

Secured:
Conventional fixed rate	6.37%	6.61%	6.61%	6.62%	6.61%
Variable rate debt	1.20%	1.41%	1.73%	3.94%	4.01%

Secured total	5.97%	6.34%	6.45%	6.49%	6.44%

Unsecured:
Fixed rate bonds	6.40%	6.40%	6.53%	6.53%	6.53%
Bank term loans	2.75%	2.83%	2.66%	4.38%	3.53%
Credit facility	1.11%	1.34%	2.39%	4.02%	3.43%

Unsecured total	5.07%	4.77%	5.26%	5.85%	5.37%

Average	5.43%	5.41%	5.75%	6.12%	5.79%

Maturity Schedule:

	Future Maturities of Debt				Average
Year	Secured Debt 2/		Unsecured Debt	Total Debt 2/	Interest Rate
2009	$3,788		$—	$3,788	5.69%
2010	41,741	3/	108,000	149,741	1.13%
2011	—		137,500	137,500	2.58%
2012	217,094		20,000	237,094	6.69%
2013	260,283		—	260,283	5.90%
2014	36,230		—	36,230	5.79%
2015	—		—	—	—
2016	8,157		—	8,157	7.67%
2017	—		395,857	395,857	5.85%
2018	—		200,000	200,000	7.50%

Total maturities	$567,293		$861,357	$1,428,650	5.43%

Weighted average maturity = 5.0 years

1/	Includes a $22.1 million loan related to a consolidated 20% owned joint venture (Harborview) and $36.2 million in loans at June 30, 2009 related to a consolidated 50% joint venture (Markel).
2/	All periods exclude annual principal amortization.
3/	Maturity date does not reflect two one-year extension options.

Highwoods Properties, Inc.	7	6/30/09

Long-Term Debt Detail

Dollars in thousands

Secured Loans

Lender	Rate	Maturity Date	Loan Balance 6/30/09	Undepreciated Book Value of Assets Secured
Northwestern Mutual	7.05%	Jan-12	$189,062	$301,211
Northwestern Mutual	6.03%	Mar-13	131,997	183,381
Massachusetts Mutual Life Ins. Co. 1/	5.68%	Dec-13	117,264	214,226
PNC/Regions/Union Bank of California/U.S. Bank 2/ 3/	1.17%	Dec-10	41,741	58,864
Metropolitan Life Ins. Co. 4/	6.06%	Oct-12	22,133	39,108
Principal Life Insurance Company 5/	5.79%	Jan-14	11,106	14,408
Principal Life Insurance Company 5/	5.79%	Jan-14	11,106	18,781
Massachusetts Mutual Life Ins. Co. 1/	6.48%	Dec-13	10,425
Principal Life Insurance Company 5/	5.74%	Jan-14	8,756	14,174
Union Realty Co.	7.65%	Feb-16	8,157	16,332
Lutheran Brotherhood	6.80%	Apr-12	5,900	8,036
Principal Life Insurance Company 5/	5.89%	Jan-14	5,261	7,514
Royal Bank of Canada 2/	1.72%	Dec-09	1,992	19,660
Security Life of Denver	8.85%	Aug-09	1,796	9,691
American United Life	9.00%	Jun-13	597	3,325

	5.97%		567,293	$908,711

Unsecured Bonds
Bonds	5.85%	Mar-17	395,857
Bonds	7.50%	Apr-18	200,000

	6.40%		595,857

Unsecured Loans
Credit facility 2/	1.11%	May-10	108,000
Bank term loan 2/	2.58%	Feb-11	137,500
BB&T term loan 2/	3.90%	Mar-12	20,000

	2.08%		265,500

Total Debt	5.43%		$1,428,650

Revolving Credit Facility
Name of Lender	Total Commitment	Amount Outstanding at 6/30/09	Unfunded Commitment at 6/30/09
Bank of America, N.A.	$50,000	$12,000	$38,000
Branch Banking and Trust Co.	50,000	12,000	38,000
Wachovia Bank, N.A. 6/	50,000	12,000	38,000
Wells Fargo Bank, N.A.	50,000	12,000	38,000
Emigrant Bank	35,000	8,400	26,600
Eurohypo AG, New York Branch	35,000	8,400	26,600
PNC Bank, N.A.	30,000	7,200	22,800
Regions Bank	30,000	7,200	22,800
Comerica Bank	25,000	6,000	19,000
RBC Bank	25,000	6,000	19,000
Union Bank of California, N.A.	25,000	6,000	19,000
US Bank	20,000	4,800	15,200
First Horizon Bank	15,000	3,600	11,400
Chevy Chase Bank	10,000	2,400	7,600

	$450,000	$108,000	$342,000

1/	These two loans are secured by the same assets.
2/	Floating rate loans based on one month libor.
3/	Maturity date does not reflect two one-year extension options.
4/	Loan relates to a consolidated 20% owned joint venture (Harborview).
5/	Loans relate to a consolidated 50% owned joint venture (Markel).
6/	Wells Fargo acquired Wachovia effective December 31, 2008.

Highwoods Properties, Inc.	8	6/30/09

Portfolio Summary – Wholly-Owned Properties Only 1/

(Rentable Square Feet)

	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08
Office Industrial & Retail
In-Service:
Office 2/	19,988,000	19,594,000	19,556,000	19,416,000	19,416,000
Industrial	6,463,000	6,463,000	6,467,000	6,049,000	6,299,000
Retail 3/	909,000	1,337,000	1,350,000	1,342,000	1,343,000

Total 4/	27,360,000	27,394,000	27,373,000	26,807,000	27,058,000

Development Completed - Not Stabilized:
Office 2/	373,000	665,000	665,000	873,000	428,000
Industrial	200,000	200,000	—	418,000	418,000
Retail	—	—	—	—	—

Total	573,000	865,000	665,000	1,291,000	846,000

Development - In Process:
Office 2/	258,000	358,000	358,000	358,000	803,000
Industrial	—	—	200,000	200,000	200,000
Retail	—	—	—	—	—

Total	258,000	358,000	558,000	558,000	1,003,000

Total:
Office 2/	20,619,000	20,617,000	20,579,000	20,647,000	20,647,000
Industrial	6,663,000	6,663,000	6,667,000	6,667,000	6,917,000
Retail 3/	909,000	1,337,000	1,350,000	1,342,000	1,343,000

Total 4/	28,191,000	28,617,000	28,596,000	28,656,000	28,907,000

Same Property
Office 2/	18,794,000	18,794,000	18,794,000	18,794,000	18,794,000
Industrial	5,782,000	5,782,000	5,782,000	5,782,000	5,782,000
Retail	878,000	878,000	878,000	878,000	878,000

Total	25,454,000	25,454,000	25,454,000	25,454,000	25,454,000

Percent Leased/Pre-Leased:
In-Service:
Office	89.0%	89.1%	90.2%	90.3%	90.8%
Industrial	84.5%	87.9%	92.6%	95.2%	91.4%
Retail	90.7%	93.2%	94.6%	93.6%	93.5%

Total	88.0%	89.0%	91.0%	91.6%	91.1%

Development Completed - Not Stabilized:
Office	41.6%	64.2%	64.2%	69.4%	73.6%
Industrial	50.0%	50.0%	—	91.0%	72.0%
Retail	—	—	—	—	—

Total	44.6%	60.9%	64.2%	76.4%	72.8%

Development - In Process:
Office	52.4%	65.7%	65.7%	65.7%	63.5%
Industrial	—	—	50.0%	50.0%	50.0%
Retail	—	—	—	—	—

Total	52.4%	65.7%	60.1%	60.1%	60.8%

Same Property
Office	88.9%	89.2%	90.3%	90.5%	91.0%
Industrial	84.7%	87.2%	93.0%	95.6%	91.3%
Retail	90.4%	93.3%	96.8%	95.7%	95.8%

Total	88.0%	88.9%	91.1%	91.9%	91.2%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Substantially all of our Office properties are located in suburban markets.
3/	Excludes 205,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
4/	Excludes minor “for rent” apartment building.

Highwoods Properties, Inc.	9	6/30/09

Portfolio Summary

(Continued)

As of June 30, 2009

Summary by Location, Wholly-Owned Properties Only 1/:

Market	Rentable Square Feet		Occupancy	Percentage of Annualized Cash Revenue 2/
				Office	Industrial	Retail	Total
Raleigh 3/	4,004,000		83.7%	15.7%	—	—	15.7%
Atlanta	5,653,000		91.4%	11.7%	4.0%	—	15.7%
Nashville	2,997,000		95.0%	14.4%	—	—	14.4%
Tampa	2,658,000		90.8%	14.1%	—	—	14.1%
Kansas City	1,508,000	4/	89.3%	3.4%	—	6.8%	10.2%
Richmond	2,228,000		92.0%	8.9%	—	—	8.9%
Piedmont Triad 5/	5,526,000		78.2%	6.0%	2.7%	0.2%	8.9%
Memphis	1,472,000		93.1%	6.4%	—	—	6.4%
Greenville	897,000		90.5%	3.4%	—	—	3.4%
Orlando	317,000		98.7%	1.7%	—	—	1.7%
Other	100,000		90.5%	0.6%	—	—	0.6%

Total	27,360,000		88.0%	86.3%	6.7%	7.0%	100.0%

Summary by Location, Including Joint Venture Properties:

	Rentable			Percentage of Annualized Cash Revenue 2/ 6/
Market	Square Feet		Occupancy	Office	Industrial	Retail	Multi-Family	Total
Atlanta	6,488,000		89.6%	11.7%	3.5%	—	—	15.2%
Raleigh	4,818,000		85.5%	14.5%	—	—	—	14.5%
Nashville	2,997,000		95.0%	12.7%	—	—	—	12.7%
Tampa	2,863,000		91.0%	12.7%	—	—	—	12.7%
Kansas City	2,227,000	4/	89.3%	4.0%	—	6.1%	—	10.1%
Richmond	2,641,000		93.3%	8.5%	—	—	—	8.5%
Piedmont Triad	5,890,000		76.0%	5.5%	2.4%	0.2%	—	8.1%
Memphis	1,472,000		93.2%	5.7%	—	—	—	5.7%
Orlando	2,169,000		89.0%	4.8%	—	—	—	4.8%
Des Moines	2,505,000		86.8%	3.1%	0.5%	0.1%	0.4%	4.1%
Greenville	897,000		90.6%	3.0%	—	—	—	3.0%
Other	100,000		90.5%	0.5%	—	—	—	0.5%
Charlotte	148,000		100.0%	0.1%	—	—	—	0.1%

Total	35,215,000		87.6%	86.8%	6.4%	6.4%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is June, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Raleigh Market encompasses Raleigh, Durham, Cary, and Research Triangle metropolitan area.
4/	Excludes 205,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
5/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.
6/	Includes Highwoods’ share of Joint Venture Annualized Cash Revenue, see page 33.

Highwoods Properties, Inc.	10	6/30/09

Portfolio Summary – Wholly-Owned Properties Only

(Continued)

As of June 30, 2009

	Office Properties 1/			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Cash Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Cash Revenue 2/
Raleigh	4,004,000	83.7%	18.1%	—	—	—
Nashville	2,997,000	95.0%	16.6%	—	—	—
Tampa	2,658,000	90.8%	16.4%	—	—	—
Atlanta	2,571,000	90.2%	13.6%	3,082,000	92.3%	59.6%
Richmond	2,228,000	92.0%	10.3%	—	—	—
Memphis	1,472,000	93.1%	7.4%	—	—	—
Piedmont Triad	2,105,000	79.2%	7.0%	3,381,000	77.3%	40.4%
Kansas City	639,000	88.0%	4.0%	—	—	—
Greenville	897,000	90.5%	3.9%	—	—	—
Orlando	317,000	98.7%	2.0%	—	—	—
Other	100,000	90.5%	0.7%	—	—	—

	19,988,000	89.0%	100.0%	6,463,000	84.5%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Cash Revenue 2/
Kansas City 3/	869,000	90.3%	96.6%
Piedmont Triad	40,000	100.0%	3.4%

	909,000	90.7%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is June, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Excludes 205,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.

Highwoods Properties, Inc.	11	6/30/09

Occupancy Trends – Office, Industrial and Retail Properties 1/

Market	Measurement	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08
Atlanta	Rentable Square Feet	5,653,000	5,552,000	5,552,000	5,552,000	5,552,000
	Occupancy	91.4%	91.9%	93.4%	93.2%	92.0%
	Current Properties 2/	91.2%	91.9%	93.3%	93.2%	92.0%

Greenville	Rentable Square Feet	897,000	897,000	897,000	897,000	897,000
	Occupancy	90.5%	93.8%	94.4%	94.4%	91.4%
	Current Properties 2/	90.5%	93.8%	94.4%	94.4%	91.4%

Kansas City 3/	Rentable Square Feet	1,508,000	1,936,000	1,953,000	1,955,000	1,956,000
	Occupancy	89.3%	90.8%	92.3%	91.6%	91.3%
	Current Properties 2/	89.3%	90.3%	93.1%	92.4%	92.1%

Memphis	Rentable Square Feet	1,472,000	1,472,000	1,473,000	1,337,000	1,337,000
	Occupancy	93.1%	92.5%	92.5%	93.0%	93.5%
	Current Properties 2/	93.5%	92.8%	92.7%	93.0%	93.5%

Nashville	Rentable Square Feet	2,997,000	2,997,000	2,988,000	3,181,000	3,181,000
	Occupancy	95.0%	95.2%	95.0%	94.8%	94.9%
	Current Properties 2/	95.0%	95.2%	94.7%	95.4%	95.4%

Orlando	Rentable Square Feet	317,000	317,000	317,000	317,000	317,000
	Occupancy	98.7%	97.4%	98.4%	98.4%	98.4%
	Current Properties 2/	98.7%	97.4%	98.4%	98.4%	98.4%

Piedmont Triad	Rentable Square Feet	5,526,000	5,526,000	5,526,000	5,108,000	5,358,000
	Occupancy	78.2%	81.8%	86.1%	88.4%	85.9%
	Current Properties 2/	78.7%	81.0%	85.7%	88.4%	85.2%

Raleigh	Rentable Square Feet	4,004,000	3,711,000	3,711,000	3,711,000	3,711,000
	Occupancy	83.7%	85.5%	88.6%	89.9%	89.7%
	Current Properties 2/	82.7%	85.5%	88.6%	89.9%	89.7%

Richmond	Rentable Square Feet	2,228,000	2,228,000	2,229,000	2,230,000	2,230,000
	Occupancy	92.0%	91.3%	90.8%	90.0%	92.1%
	Current Properties 2/	92.0%	91.3%	90.8%	90.0%	92.1%

Tampa	Rentable Square Feet	2,658,000	2,658,000	2,627,000	2,419,000	2,419,000
	Occupancy	90.8%	88.7%	91.6%	92.2%	94.5%
	Current Properties 2/	91.0%	89.2%	92.3%	92.2%	94.4%

Total 4/	Rentable Square Feet	27,260,000	27,294,000	27,273,000	26,707,000	26,958,000
	Occupancy	88.0%	89.0%	91.0%	91.6%	91.1%

	Current Properties 2/	88.1%	89.0%	91.0%	91.7%	91.1%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Only includes properties that were owned and in-service for all periods shown.
3/	Excludes 205,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
4/	Excludes a 100,000 square foot building located in South Florida.

Highwoods Properties, Inc.	12	6/30/09

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	6/30/09 2/	3/31/09 3/	12/31/08 4/	9/30/08 5/	6/30/08 6/	Average
Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	95	104	129	96	113	107
Rentable square footage leased	737,490	546,833	868,233	471,486	997,600	724,328
Square footage of Renewal Deals	622,050	430,986	703,690	330,751	913,530	600,201
Renewed square footage (% of total)	84.3%	78.8%	81.0%	70.2%	91.6%	82.9%
New Leases square footage (% of total)	15.7%	21.2%	19.0%	29.8%	8.4%	17.1%

Weighted average per rentable square foot over the lease term:
Base rent	$19.06	$19.52	$21.21	$20.84	$22.47	$20.62
Tenant improvements	(0.87)	(2.12)	(1.21)	(1.35)	(1.16)	(1.34)
Leasing commissions 7/	(0.44)	(0.47)	(0.60)	(0.51)	(0.63)	(0.53)
Rent concessions	(0.39)	(0.40)	(0.35)	(0.22)	(0.28)	(0.33)

Effective rent	17.36	16.53	19.05	18.76	20.40	18.42
Expense stop	(5.74)	(6.83)	(6.07)	(6.64)	(7.12)	(6.48)

Equivalent effective net rent	$11.62	$9.70	$12.98	$12.12	$13.28	$11.94

Weighted average term in years	3.6	4.1	4.7	4.5	3.2	4.0

Capital Expenditures Related to Re-leased Space:

Tenant Improvements:
Total dollars committed under signed leases	$3,304,902	$4,619,505	$5,973,249	$3,041,354	$5,224,995	$4,432,801
Rentable square feet	737,490	546,833	868,233	471,486	997,600	724,328

Per rentable square foot	$4.48	$8.45	$6.88	$6.45	$5.24	$6.12

Leasing Commissions:
Total dollars committed under signed leases 7/	$1,361,976	$1,002,735	$2,463,135	$970,896	$2,300,840	$1,619,916
Rentable square feet	737,490	546,833	868,233	471,486	997,600	724,328

Per rentable square foot	$1.85	$1.83	$2.84	$2.06	$2.31	$2.24

Total:
Total dollars committed under signed leases	$4,666,878	$5,622,240	$8,436,384	$4,012,250	$7,525,835	$6,052,718
Rentable square feet	737,490	546,833	868,233	471,486	997,600	724,328

Per rentable square foot	$6.33	$10.28	$9.72	$8.51	$7.54	$8.36

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 143K square feet of leases that start in 2011 or later.
3/	Includes 91K square feet of leases that start in 2011 or later.
4/	Includes 38K square feet of leases that start in 2011 or later.
5/	Includes 62K square feet of leases that start in 2010 or later.
6/	Includes 346K square feet of leases that start in 2010 or later.
7/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	13	6/30/09

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	6/30/09	3/31/09 1/	12/31/08	9/30/08 2/	6/30/08	Average
Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	14	14	14	14	14	14
Rentable square footage leased	624,617	292,938	297,789	358,284	367,684	388,262
Square footage of Renewal Deals	459,757	128,542	249,927	294,376	155,126	257,546
Renewed square footage (% of total)	73.6%	43.9%	83.9%	82.2%	42.2%	66.3%
New Leases square footage (% of total)	26.4%	56.1%	16.1%	17.8%	57.8%	33.7%

Weighted average per rentable square foot over the lease term:
Base rent	$3.47	$4.59	$4.37	$4.50	$3.85	$4.16
Tenant improvements	(0.29)	(0.27)	(0.26)	(0.45)	(0.18)	(0.29)
Leasing commissions 3/	(0.10)	(0.07)	(0.08)	(0.09)	(0.10)	(0.09)
Rent concessions	(0.09)	(0.17)	(0.01)	(0.01)	0.00	(0.06)

Effective rent	2.99	4.08	4.02	3.95	3.57	3.72
Expense stop	(0.31)	(0.35)	(0.08)	(0.05)	(0.19)	(0.20)

Equivalent effective net rent	$2.68	$3.73	$3.94	$3.90	$3.38	$3.52

Weighted average term in years	3.1	4.1	3.7	3.0	1.8	3.1

Capital Expenditures Related to Re-leased Space:

Tenant Improvements:
Total dollars committed under signed leases	$775,542	$506,567	$420,373	$385,175	$269,635	$471,458
Rentable square feet	624,617	292,938	297,789	358,284	367,684	388,262

Per rentable square foot	$1.24	$1.73	$1.41	$1.08	$0.73	$1.21

Leasing Commissions:
Total dollars committed under signed leases 3/	$218,170	$106,339	$71,111	$142,626	$62,837	$120,217
Rentable square feet	624,617	292,938	297,789	358,284	367,684	388,262

Per rentable square foot	$0.35	$0.36	$0.24	$0.40	$0.17	$0.31

Total:
Total dollars committed under signed leases	$993,712	$612,906	$491,484	$527,801	$332,471	$591,675
Rentable square feet	624,617	292,938	297,789	358,284	367,684	388,262

Per rentable square foot	$1.59	$2.09	$1.65	$1.47	$0.90	$1.52

1/	Includes 56K square feet of leases that start in 2011 or later.
2/	Includes 256K square feet of leases that start in 2011 or later.
3/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	14	6/30/09

Leasing Statistics

Retail Portfolio

	Three Months Ended
	6/30/09 1/	3/31/09	12/31/08 2/	9/30/08	6/30/08 3/	Average
Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	9	5	13	3	6	7
Rentable square footage leased	60,665	11,279	57,245	7,719	15,839	30,549
Square footage of Renewal Deals	54,455	4,970	53,385	2,898	14,162	25,974
Renewed square footage (% of total)	89.8%	44.1%	93.3%	37.5%	89.4%	85.0%
New Leases square footage (% of total)	10.2%	55.9%	6.7%	62.5%	10.6%	15.0%

Weighted average per rentable square foot over the lease term:
Base rent	$15.71	$20.47	$18.46	$25.81	$27.61	$21.61
Tenant improvements	(0.40)	(1.64)	(0.65)	0.00	(1.52)	(0.84)
Leasing commissions 4/	(0.06)	0.00	(0.04)	(0.15)	(0.67)	(0.18)
Rent concessions	(0.04)	0.00	(0.05)	0.00	0.00	(0.02)

Effective rent	15.21	18.83	17.72	25.66	25.42	20.57
Expense stop	0.00	(0.64)	0.00	0.00	0.00	(0.13)

Equivalent effective net rent	$15.21	$18.19	$17.72	$25.66	$25.42	$20.44

Weighted average term in years	2.8	6.1	7.6	8.6	7.7	6.6

Capital Expenditures Related to Re-leased Space:

Tenant Improvements:
Total dollars committed under signed leases	$241,785	$158,227	$344,272	$—	$177,176	$184,292
Rentable square feet	60,665	11,279	57,245	7,719	15,839	30,549

Per rentable square foot	$3.99	$14.03	$6.01	$—	$11.19	$6.03

Leasing Commissions:
Total dollars committed under signed leases 3/	$34,975	$1,000	$20,072	$1,165	$5,794	$12,601
Rentable square feet	60,665	11,279	57,245	7,719	15,839	30,549

Per rentable square foot	$0.58	$0.09	$0.35	$0.15	$0.37	$0.41

Total:
Total dollars committed under signed leases	$276,760	$159,227	$364,344	$1,165	$182,970	$196,893
Rentable square feet	60,665	11,279	57,245	7,719	15,839	30,549

Per rentable square foot	$4.56	$14.12	$6.36	$0.15	$11.55	$6.45

1/	Includes 3K square feet of leases that start in 2011 or later.
2/	Includes 5K square feet of leases that start in 2011 or later.
3/	Includes 3K square feet of leases that start in 2011 or later.
4/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	15	6/30/09

Leasing Statistics by Market

For the Three Months Ended As of 6/30/09

Office Portfolio 1/	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Market
Atlanta	311,789	2.9	$16.49	$2.60	$1.54
Nashville	180,845	4.8	20.49	5.23	2.10
Raleigh	76,566	4.8	20.71	9.83	2.22
Richmond	65,488	2.9	17.00	4.15	1.96
Piedmont Triad	28,959	3.4	16.55	2.48	1.28
Tampa	24,896	3.2	26.57	8.71	1.48
Memphis	24,288	2.6	21.69	7.53	1.21
Other	7,444	1.4	24.19	0.00	0.98
Orlando	6,788	1.0	27.37	0.00	1.09
Greenville	6,712	6.0	15.68	4.46	3.76
Kansas City	3,715	2.4	22.46	5.80	3.11

	737,490	3.6	$18.67	$4.48	$1.85

Industrial Portfolio	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Market
Piedmont Triad	423,180	3.1	$2.90	$0.98	$0.30
Atlanta	201,437	3.0	4.39	1.79	0.45

	624,617	3.1	$3.38	$1.24	$0.35

Retail Portfolio	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Market
Kansas City	60,665	2.8	$15.67	$3.99	$0.58

	60,665	2.8	$15.67	$3.99	$0.58

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Lease commissions by market per square foot excludes capitalized internal leasing costs.
3/	The amount of capitalized internal leasing cost not allocated to individual deals or product types was $464K.

Highwoods Properties, Inc.	16	6/30/09

Rental Rate Comparisons by Market

For the Three Months Ended As of 6/30/09

Office Portfolio 1/	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Market
Atlanta	311,789	$16.49	$16.33	1.0%
Nashville	180,845	20.49	18.82	8.9%
Raleigh	76,566	20.71	17.68	17.1%
Richmond	65,488	17.00	16.86	0.8%
Piedmont Triad	28,959	16.55	16.32	1.4%
Tampa	24,896	26.57	20.59	29.0%
Memphis	24,288	21.69	19.12	13.5%
Other	7,444	24.19	21.42	12.9%
Orlando	6,788	27.37	23.75	15.2%
Greenville	6,712	15.68	22.73	-31.0%
Kansas City	3,715	22.46	24.23	-7.3%

GAAP Rent Growth	737,490	$18.67	$17.58	6.2%

Cash Rent Growth	737,490	$18.59	$19.10	-2.7%

Industrial Portfolio	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Market
Piedmont Triad	423,180	$2.90	$2.98	-2.7%
Atlanta	201,437	4.39	4.63	-5.2%

GAAP Rent Growth	624,617	$3.38	$3.51	-3.8%

Cash Rent Growth	624,617	$3.46	$3.68	-5.9%

Retail Portfolio	Rentable Square Feet Leased	Current Rent	Previous Rent 2/	Percentage Change Rent
Market
Kansas City	60,665	$15.67	$13.70	14.5%

GAAP Rent Growth	60,665	$15.67	$13.70	14.5%

Cash Rent Growth	60,665	$15.85	$16.77	-5.5%

Average Cash Rental Rates for All In Place Leases at: 1/ 3/

Type	6/30/09	6/30/08	6/30/07	6/30/06	6/30/05
Office	$20.79	$19.80	$19.26	$18.16	$17.64
Industrial	5.21	5.30	5.19	5.10	5.02
Retail 2/	37.19	31.33	30.94	28.07	27.80

Weighted average rate	$17.79	$16.87	$16.40	$15.51	$15.44

Annual % growth rate	5.5%	2.9%	5.7%	0.5%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Excludes percentage rent.
3/	Average cash rental rates represent June, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12 and divided by the related leased square feet.

Highwoods Properties, Inc.	17	6/30/09

Lease Expirations

June 30, 2009

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Office: 2/
2009 /3	820,178	4.6%	$17,353	$21.16	4.6%
2010	2,103,039	11.7%	43,613	20.74	11.7%
2011	2,572,355	14.2%	51,961	20.20	13.9%
2012	2,501,969	13.9%	53,351	21.32	14.3%
2013	2,379,639	13.3%	51,428	21.61	13.8%
2014	2,124,414	11.8%	42,617	20.06	11.4%
2015	1,340,869	7.5%	28,233	21.06	7.6%
2016	944,111	5.3%	17,633	18.68	4.7%
2017	1,041,932	5.8%	21,059	20.21	5.6%
2018	568,975	3.2%	13,295	23.37	3.6%
2019 and thereafter	1,556,180	8.7%	32,803	21.08	8.8%

	17,953,661	100.0%	$373,346	$20.79	100.0%

Industrial:
2009 /4	256,730	4.6%	$1,758	$6.85	6.1%
2010	846,391	15.2%	3,893	4.60	13.4%
2011	960,819	17.3%	5,219	5.43	18.1%
2012	593,129	10.7%	3,083	5.20	10.6%
2013	608,340	10.9%	3,681	6.05	12.7%
2014	771,147	13.9%	3,701	4.80	12.8%
2015	282,608	5.1%	1,246	4.41	4.3%
2016	264,597	4.8%	1,070	4.04	3.7%
2017	52,500	0.9%	372	7.09	1.3%
2018	71,884	1.3%	245	3.41	0.8%
2019 and thereafter	851,581	15.3%	4,703	5.52	16.2%

	5,559,726	100.0%	$28,971	$5.21	100.0%

1/	Annualized Cash Revenue is June, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
3/	Includes 55,000 square feet of leases that are on a month to month basis or 0.3% of total annualized revenue.
4/	Includes 76,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.

Note: 2009 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	18	6/30/09

Lease Expirations

June 30, 2009

(Continued)

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Retail:
2009 2/	26,803	3.3%	$1,314	$49.02	4.3%
2010	47,206	5.7%	2,505	53.07	8.2%
2011	72,150	8.8%	2,215	30.70	7.2%
2012	89,850	10.9%	3,583	39.88	11.7%
2013	51,177	6.2%	2,207	43.12	7.2%
2014	36,130	4.4%	1,869	51.73	6.1%
2015	70,970	8.6%	2,831	39.89	9.2%
2016	55,279	6.7%	2,460	44.50	8.0%
2017	110,570	13.4%	2,374	21.47	7.7%
2018	41,825	5.1%	1,753	41.91	5.7%
2019 and thereafter	221,997	26.9%	7,534	33.94	24.7%

	823,957	100.0%	$30,645	$37.19	100.0%

Total:
2009 3/ 4/	1,103,711	4.5%	$20,425	$18.51	4.7%
2010	2,996,636	12.3%	50,011	16.69	11.6%
2011	3,605,324	14.8%	59,395	16.47	13.7%
2012	3,184,948	13.1%	60,017	18.84	13.9%
2013	3,039,156	12.5%	57,316	18.86	13.2%
2014	2,931,691	12.0%	48,187	16.44	11.1%
2015	1,694,447	7.0%	32,310	19.07	7.5%
2016	1,263,987	5.2%	21,163	16.74	4.9%
2017	1,205,002	5.0%	23,805	19.76	5.5%
2018	682,684	2.8%	15,293	22.40	3.5%
2019 and thereafter	2,629,758	10.8%	45,040	17.13	10.4%

	24,337,344	100.0%	$432,962	$17.79	100.0%

1/	Annualized Cash Revenue is June, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Includes 11,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
3/	Includes 142,000 square feet of leases that are on a month to month basis or 0.4% of total annualized revenue.
4/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

Note: 2009 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	19	6/30/09

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands

		Three Months Ended
		9/30/09 2/	12/31/09	3/31/10	6/30/10	Total
Atlanta	RSF	36,509	14,915	24,429	10,580	86,433
	% of Total Office RSF	0.2%	0.1%	0.1%	0.1%	0.5%
	Annualized Cash Revenue 3/	$660	$274	$477	$200	$1,611
	% of Total Office Annl Cash Rev	0.2%	0.1%	0.1%	0.1%	0.4%

Greenville	RSF	14,316	10,989	34,951	5,240	65,496
	% of Total Office RSF	0.1%	0.1%	0.2%	0.0%	0.4%
	Annualized Cash Revenue 3/	$337	$205	$630	$98	$1,270
	% of Total Office Annl Cash Rev	0.1%	0.1%	0.2%	0.0%	0.3%

Kansas City	RSF	10,162	9,987	9,913	21,550	51,612
	% of Total Office RSF	0.1%	0.1%	0.1%	0.1%	0.3%
	Annualized Cash Revenue 3/	$232	$244	$225	$518	$1,219
	% of Total Office Annl Cash Rev	0.1%	0.1%	0.1%	0.1%	0.3%

Memphis	RSF	61,987	67,653	62,071	65,239	256,950
	% of Total Office RSF	0.3%	0.4%	0.3%	0.4%	1.4%
	Annualized Cash Revenue 3/	$1,229	$1,359	$1,357	$1,430	$5,375
	% of Total Office Annl Cash Rev	0.3%	0.4%	0.4%	0.4%	1.4%

Nashville	RSF	157,129	80,671	57,746	179,800	475,346
	% of Total Office RSF	0.9%	0.4%	0.3%	1.0%	2.6%
	Annualized Cash Revenue 3/	$3,798	$1,633	$1,282	$3,739	$10,452
	% of Total Office Annl Cash Rev	1.0%	0.4%	0.3%	1.0%	2.8%

Orlando	RSF	1,232	4,733	2,779	6,788	15,532
	% of Total Office RSF	0.0%	0.0%	0.0%	0.0%	0.1%
	Annualized Cash Revenue 3/	$26	$129	$76	$186	$417
	% of Total Office Annl Cash Rev	0.0%	0.0%	0.0%	0.0%	0.1%

Piedmont Triad	RSF	57,505	5,540	28,820	64,564	156,429
	% of Total Office RSF	0.3%	0.0%	0.2%	0.4%	0.9%
	Annualized Cash Revenue 3/	$874	$89	$466	$883	$2,312
	% of Total Office Annl Cash Rev	0.2%	0.0%	0.1%	0.2%	0.6%

Raleigh	RSF	58,223	83,935	157,850	100,401	400,409
	% of Total Office RSF	0.3%	0.5%	0.9%	0.6%	2.2%
	Annualized Cash Revenue 3/	$1,239	$1,868	$2,670	$1,803	$7,580
	% of Total Office Annl Cash Rev	0.3%	0.5%	0.7%	0.5%	2.0%

Richmond	RSF	35,176	26,273	58,153	120,540	240,142
	% of Total Office RSF	0.2%	0.1%	0.3%	0.7%	1.3%
	Annualized Cash Revenue 3/	$546	$537	$1,181	$2,292	$4,556
	% of Total Office Annl Cash Rev	0.1%	0.1%	0.3%	0.6%	1.2%

Tampa	RSF	725	81,899	51,870	117,236	251,730
	% of Total Office RSF	0.0%	0.5%	0.3%	0.7%	1.4%
	Annualized Cash Revenue 3/	$62	$2,001	$1,292	$3,109	$6,464
	% of Total Office Annl Cash Rev	0.0%	0.5%	0.3%	0.8%	1.7%

Other	RSF	619	0	5,707	0	6,326
	% of Total Office RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue 3/	$11	$—	$123	$—	$134
	% of Total Office Annl Cash Rev	0.0%	0.0%	0.0%	0.0%	0.0%

Total	RSF	433,583	386,595	494,289	691,938	2,006,405
	% of Total Office RSF	2.4%	2.2%	2.8%	3.9%	11.1%
	Annualized Cash Revenue 3/	$9,014	$8,339	$9,779	$14,258	$41,390
	% of Total Office Annl Cash Rev	2.4%	2.2%	2.6%	3.8%	11.1%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 55,000 square feet of leases that are on a month to month basis or 0.3% of total annualized revenue.
3/	Annualized Cash Revenue is June, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	20	6/30/09

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

		Three Months Ended
		9/30/09 1/	12/31/09	3/31/10	6/30/10	Total
Atlanta	RSF	120,804	40,617	102,026	12,700	276,147
	% of Total Industrial RSF	2.2%	0.7%	1.8%	0.2%	5.0%
	Annualized Cash Revenue 2/	$992	$259	$506	$39	$1,796
	% of Total Industrial Annl Cash Rev	3.5%	0.9%	1.7%	0.1%	6.2%

Piedmont Triad	RSF	62,424	32,885	404,580	72,586	572,475
	% of Total Industrial RSF	1.1%	0.6%	7.3%	1.3%	10.3%
	Annualized Cash Revenue 2/	$181	$328	$1,278	$479	$2,266
	% of Total Industrial Annl Cash Rev	0.6%	1.1%	4.4%	1.7%	7.8%

Total	RSF	183,228	73,502	506,606	85,286	848,622
	% of Total Industrial RSF	3.3%	1.3%	9.1%	1.5%	15.3%
	Annualized Cash Revenue 2/	$1,173	$587	$1,784	$518	$4,062
	% of Total Industrial Annl Cash Rev	4.1%	2.0%	6.2%	1.8%	14.1%

1/	Includes 76,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
2/	Annualized Cash Revenue is June, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	21	6/30/09

Office Lease Expirations by Market by Year 1/

Dollars in thousands

		2009 2/	2010	2011	2012	Thereafter
Atlanta	RSF	51,424	200,667	291,136	340,075	1,434,836
	% of Total Office RSF	0.3%	1.1%	1.6%	1.9%	8.0%
	Annualized Cash Revenue 3/	$934	$3,813	$6,408	$7,819	$31,896
	% of Total Office Annl Cash Rev	0.3%	1.0%	1.7%	2.1%	8.5%

Greenville	RSF	25,305	57,236	104,244	242,769	383,058
	% of Total Office RSF	0.1%	0.3%	0.6%	1.4%	2.1%
	Annualized Cash Revenue 3/	$542	$997	$1,922	$4,155	$7,031
	% of Total Office Annl Cash Rev	0.1%	0.3%	0.5%	1.1%	1.9%

Kansas City	RSF	20,149	106,902	80,256	73,215	281,830
	% of Total Office RSF	0.1%	0.6%	0.4%	0.4%	1.6%
	Annualized Cash Revenue 3/	$476	$3,077	$2,085	$1,844	$7,314
	% of Total Office Annl Cash Rev	0.1%	0.8%	0.6%	0.5%	2.0%

Memphis	RSF	129,640	208,590	155,162	170,179	707,607
	% of Total Office RSF	0.7%	1.2%	0.9%	0.9%	3.9%
	Annualized Cash Revenue 3/	$2,588	$4,533	$3,344	$3,509	$13,729
	% of Total Office Annl Cash Rev	0.7%	1.2%	0.9%	0.9%	3.7%

Nashville	RSF	237,800	433,295	331,770	292,208	1,564,976
	% of Total Office RSF	1.3%	2.4%	1.8%	1.6%	8.7%
	Annualized Cash Revenue 3/	$5,431	$9,080	$7,276	$6,337	$33,948
	% of Total Office Annl Cash Rev	1.5%	2.4%	1.9%	1.7%	9.1%

Orlando	RSF	5,965	83,868	111,007	5,830	105,846
	% of Total Office RSF	0.0%	0.5%	0.6%	0.0%	0.6%
	Annualized Cash Revenue 3/	$155	$2,056	$2,490	$155	$2,701
	% of Total Office Annl Cash Rev	0.0%	0.6%	0.7%	0.0%	0.7%

Piedmont Triad	RSF	63,045	183,865	413,082	409,976	597,732
	% of Total Office RSF	0.4%	1.0%	2.3%	2.3%	3.3%
	Annualized Cash Revenue 3/	$963	$2,985	$6,133	$7,968	$7,973
	% of Total Office Annl Cash Rev	0.3%	0.8%	1.6%	2.1%	2.1%

Raleigh	RSF	142,158	332,607	562,306	432,766	2,025,150
	% of Total Office RSF	0.8%	1.9%	3.1%	2.4%	11.3%
	Annualized Cash Revenue 3/	$3,106	$6,024	$11,508	$8,412	$38,302
	% of Total Office Annl Cash Rev	0.8%	1.6%	3.1%	2.3%	10.3%

Richmond	RSF	61,449	281,241	400,666	270,464	1,037,386
	% of Total Office RSF	0.3%	1.6%	2.2%	1.5%	5.8%
	Annualized Cash Revenue 3/	$1,083	$5,545	$7,786	$5,273	$18,884
	% of Total Office Annl Cash Rev	0.3%	1.5%	2.1%	1.4%	5.1%

Tampa	RSF	82,624	209,061	118,120	264,487	1,738,145
	% of Total Office RSF	0.5%	1.2%	0.7%	1.5%	9.7%
	Annualized Cash Revenue 3/	$2,063	$5,380	$2,858	$7,844	$43,011
	% of Total Office Annl Cash Rev	0.6%	1.4%	0.8%	2.1%	11.5%

Other	RSF	619	5,707	4,606	0	79,554
	% of Total Office RSF	0.0%	0.0%	0.0%	0.0%	0.4%
	Annualized Cash Revenue 3/	$11	$123	$152	$34	$2,280
	% of Total Office Annl Cash Rev	0.0%	0.0%	0.0%	0.0%	0.6%

Total	RSF	820,178	2,103,039	2,572,355	2,501,969	9,956,120
	% of Total Office RSF	4.6%	11.7%	14.3%	13.9%	55.5%
	Annualized Cash Revenue 3/	$17,352	$43,613	$51,962	$53,350	$207,069
	% of Total Office Annl Cash Rev	4.6%	11.7%	13.9%	14.3%	55.5%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 55,000 square feet of leases that are on a month to month basis or 0.3% of total annualized revenue.
3/	Annualized Cash Revenue is June, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	22	6/30/09

Industrial Lease Expirations by Market by Year

Dollars in thousands

		2009 1/	2010	2011	2012	Thereafter
Atlanta	RSF	161,421	247,728	575,416	288,570	1,672,183
	% of Total Industrial RSF	2.9%	4.5%	10.3%	5.2%	30.1%
	Annualized Cash Revenue 2/	$1,250	$1,421	$3,217	$1,579	$9,808
	% of Total Industrial Annl Cash Rev	4.3%	4.9%	11.1%	5.5%	33.9%

Piedmont Triad	RSF	95,309	598,663	385,403	304,559	1,230,474
	% of Total Industrial RSF	1.7%	10.8%	6.9%	5.5%	22.1%
	Annualized Cash Revenue 2/	$509	$2,472	$2,002	$1,505	$5,210
	% of Total Industrial Annl Cash Rev	1.8%	8.5%	6.9%	5.2%	18.0%

Total	RSF	256,730	846,391	960,819	593,129	2,902,657
	% of Total Industrial RSF	4.6%	15.2%	17.3%	10.7%	52.2%
	Annualized Cash Revenue 2/	$1,759	$3,893	$5,219	$3,084	$15,018
	% of Total Industrial Annl Cash Rev	6.1%	13.4%	18.0%	10.6%	51.8%

1/	Includes 76,000 square feet of leases that are on a month to month basis or 0.1% of total annualized revenue.
2/	Annualized Cash Revenue is June, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	23	6/30/09

Customer Diversification 1/

June 30, 2009

Dollars in thousands

Top 20 Customers

Customer	RSF	Annualized Cash Revenue 2/	Percent of Annualized Cash Revenue 2/	Average Remaining Lease Term in Years
Federal Government	1,716,213	$37,685	8.70%	8.0
AT&T 3/	768,579	14,335	3.31%	4.7
Price Waterhouse Coopers	400,178	11,522	2.66%	3.2
State of Georgia 4/	375,105	8,032	1.86%	1.6
Healthways	290,689	7,479	1.73%	13.0
T-Mobile USA	207,517	5,974	1.38%	4.4
Metropolitan Life Insurance	296,595	5,928	1.37%	8.6
Lockton Companies	160,561	4,423	1.02%	5.7
BB&T	258,363	4,287	0.99%	3.9
RBC Bank	164,271	4,030	0.93%	17.5
Syniverse Technologies	198,750	4,003	0.92%	7.3
Fluor Enterprises	209,474	3,747	0.87%	2.6
SCI Services 5/	162,784	3,658	0.84%	8.1
HCA Corporation	160,945	3,545	0.82%	4.3
Wells Fargo/Wachovia 6/	129,389	3,112	0.72%	1.7
Jacobs Engineering Group	181,794	3,066	0.71%	6.3
Vanderbilt University	144,161	3,003	0.69%	6.3
Lifepoint Corporate Services	139,625	2,890	0.67%	2.1
Icon Clinical Research	110,909	2,677	0.62%	4.3
Talecris Biotherapeutics	122,870	2,407	0.56%	3.0

	6,198,772	$135,803	31.37%	6.3

By Industry

Category	Percent of Annualized Cash Revenue 2/
Professional, Scientific, and Technical Services	20.5%
Government/Public Administration	9.8%
Finance/Banking	9.7%
Insurance	8.8%
Health Care and Social Assistance	7.2%
Wholesale Trade	6.9%
Manufacturing	6.6%
Telecommunication	6.4%
Retail Trade	5.7%
Real Estate Rental and Leasing	3.7%
Information	3.1%
Administrative and Support Services	2.8%
Accommodation and Food Services	2.8%
Transportation and Warehousing	2.2%
Other Services (except Public Administration)	2.1%
Educational Services	1.7%

100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is June, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Annualized Cash Revenue reflects addback of rent concessions related to renewals starting this quarter.
4/	Includes 123,000 square feet of annually renewable leases.
5/	SCI Services (Saxon Capital, Inc.) is a wholly owned subsidiary of Morgan Stanley.
6/	Wells Fargo acquired Wachovia effective December 31, 2008.

Highwoods Properties, Inc.	24	6/30/09

Same Property Performance

Dollars and Square Feet in thousands

	Three months ended June 30,		Percentage Change
	2009	2008
Rental revenues 1/	$100,232	$102,400	-2.1%
Operating expenses	(34,497)	(35,441)	2.7%

	65,735	66,959	-1.8%
Straight line rent	(114)	734	-115.5%

	65,621	67,693	-3.1%
Lease termination fees	171	22	677.3%

Net operating income	$65,792	$67,715	-2.8%

Average occupancy	88.0%	90.9%	-3.2%

Rentable square feet	25,454	25,454

	Six months ended June 30,		Percentage Change
	2009	2008
Rental revenues 1/	$200,044	$202,863	-1.4%
Operating expenses	(70,096)	(69,347)	-1.1%

	129,948	133,516	-2.7%
Straight line rent	526	2,775	-81.0%

	130,474	136,291	-4.3%
Lease termination fees	1,206	1,924	-37.3%

Net operating income	$131,680	$138,215	-4.7%

Average occupancy	88.3%	90.8%	-2.8%

Rentable square feet	25,454	25,454

	Second Quarter: 2009 vs 2008		June YTD: 2009 vs 2008
Market	NOI 2/ Percentage Change	Occupancy Percentage Change	NOI 2/ Percentage Change	Occupancy Percentage Change
Atlanta	2.9%	-1.2%	-2.1%	-0.7%
Greenville	8.8%	2.0%	10.1%	5.7%
Kansas City	-10.3%	-1.7%	-11.6%	-0.5%
Memphis	-3.4%	-0.1%	-5.3%	-1.1%
Nashville	3.2%	-0.7%	1.1%	-1.1%
Orlando	6.7%	2.1%	3.0%	2.4%
Piedmont Triad	-6.0%	-7.2%	-8.3%	-7.1%
Raleigh	-5.9%	-7.5%	-5.9%	-6.2%
Richmond	-4.5%	-0.6%	-3.5%	-1.4%
Tampa	-8.3%	-4.1%	-5.8%	-4.4%

	-3.1%	-3.2%	-4.3%	-2.8%

1/	Excludes straight line rents and lease termination fees.
2/	Includes straight line rents and excludes lease termination fees.

Highwoods Properties, Inc.	25	6/30/09

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Occupancy	Gross Sales Price
First quarter 2009:
Somerset	Kansas City	I	01/16/09	4,000	46.5%	$200

First quarter totals				4,000	46.5%	$200

Second quarter 2009:
KC Community Centers	Kansas City	R	05/28/09	416,000	94.5%	$62,142

Second quarter totals				416,000	94.5%	$62,142

2009 totals				420,000	94.0%	$62,342

1/	The letters “I” and “R” represent Industrial and Retail, respectively.

Highwoods Properties, Inc.	26	6/30/09

Development Activity

Dollars in thousands

Property	Market	Type	Rentable Square Feet	Anticipated Total Investment	Investment @ 06/30/09			Pre Leased %	Estimated Completion Date	Estimated Stabilization Date
In - Process
Office:
Jackson FBI	Jackson, MS	O	110,000	$34,900		$33,560		100%	3Q 09	3Q 09
Triad Centre III	Memphis	O	148,000	29,187		24,208		17%	3Q 09	2Q 11

In - Process Total or Weighted Average			258,000	$64,087		$57,768		52%

					$	Weighted	%	62%

Completed Not Stabilized 1/
Office:
Cool Springs IV	Nashville	O	153,000	$27,597		$21,763		8%	3Q 08	1Q 10
Centregreen V	Raleigh	O	98,000	15,662		14,133		75%	1Q 08	3Q 09
Glenlake VI	Raleigh	O	122,000	24,448		23,016		57%	1Q 08	3Q 09

Total or Weighted Average			373,000	$67,707		$58,912		42%

					$	Weighted	%	41%

Industrial:
River Point IV	Atlanta	I	200,000	$12,414		$11,390		50%	1Q 09	2Q 10

			200,000	$12,414		$11,390		50%

					$	Weighted	%	50%

Completed Not Stabilized Total or Weighted Average			573,000	$80,121		$70,302		45%

					$	Weighted	%	43%

Grand Total or Weighted Average			831,000	$144,208		$128,070		47%

					$	Weighted	%	51%

Placed in Service in 2Q

Property	Market	Type	Rentable Square Feet	Anticipated Total Investment	Investment @ 06/30/09			Pre Leased %	Occ %	In-Service Date
FAA	Atlanta	O	100,000	$18,071		$17,640		100%	100%	04/01/09
RBC Plaza 2/	Raleigh	O	292,000	76,056		73,006		96%	96%	06/30/09

Placed in Service Total or Weighted Average			392,000	$94,127		$90,646		97%	97%

					$	Weighted	%	97%	97%

For Sale Residential Condominiums
				Units For Sale	Units Sold			PTD Gross Sale Proceeds	PTD Gain 4/
RBC Plaza Condominiums 3/	Raleigh			60		79		$32,399	$5,146

1/	“Completed Not Stabilized” properties are recorded in the Consolidated Balance Sheet in the Land and Building accounts, not Development-in-Process.
2/	Includes ancillary retail space on the ground level of approximately 11,000 square feet.
3/	In January 2007 the Company executed a Joint Venture agreement for this development. The Company has a majority interest and consolidates this Joint Venture.
4/	Gain includes any forfeited deposits and is net of partner’s interest; in 2Q09 net gain was $295

Highwoods Properties, Inc.	27	6/30/09

Development Land

June 30, 2009

Dollars in thousands

Market	Usable Acres	Total Estimated Market Value
Atlanta	233	$33,329
Raleigh	190	43,577
Greensboro	47	10,155
Richmond	33	8,296
Tampa	20	15,423
Nashville	16	8,106
Orlando	15	16,409
Memphis	15	3,496
Baltimore	7	1,800
Winston-Salem	3	1,500
Kansas City	1	2,100

Total 1/ 2/ 3/	580	$144,191

1/	Includes 75 acres currently classified as Development in Process on our consolidated balance sheet.
2/	Developable square footage on core land holdings, which constitute 490 of the total 580 acres, is approximately 5.2 million of office space and 2.5 million of industrial space.
3/	Includes 4.4 acres ($1.4 million based on expected gross proceeds) included in property held for sale at June 30, 2009.

Highwoods Properties, Inc.	28	6/30/09

Acquisition Activity

Dollars in thousands

Name	Market	Type	Date Acquired	Square Footage	Total Cost

First quarter 2009:
None

Second quarter 2009:
None

Highwoods Properties, Inc.	29	6/30/09

Unconsolidated Joint Ventures Assets, Debt and Liabilities

June 30, 2009

Dollars in thousands

			Venture’s Books
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities

Board of Trade Investment Co.	O	49.00%	$7,311	$—	$277
Dallas County Partners I, LP	O/ I	50.00%	29,548	47,832	51,082
Dallas County Partners II, LP	O	50.00%	13,480	13,773	15,283
Dallas County Partners III, LP	O	50.00%	124	—	39
Fountain Three	O/ I / R	50.00%	25,156	31,979	34,546
RRHWoods, LLC	O/ M	50.00%	84,640	80,408	84,756
Kessinger/Hunter, LLC	-	26.50%	7,284	—	897
4600 Madison Associates, LP	O	12.50%	17,263	12,133	12,693
Highwoods DLF 98/29, LP	O	22.81%	134,314	68,729	73,769
Highwoods DLF 97/26 DLF 99/32, LP	O	42.93%	97,426	54,334	58,019
Concourse Center Associates, LLC	O	50.00%	13,456	8,556	8,796
Plaza Colonnade, LLC	O/R	50.00%	71,259	64,834	66,406
Highwoods KC Glenridge Office, LP	O	40.00%	23,956	16,242	17,068
Highwoods KC Glenridge Land, LP	O	40.00%	782	—	118
Highwoods KC Orlando, LLC	O	40.00%	201,431	138,120	146,526
Highwoods DLF Forum, LLC	O	25.00%	115,329	67,500	69,959

Total			$842,759	$604,440	$640,234

			Highwoods’ Share of Joint Venture
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities

Board of Trade Investment Co.	O	49.00%	$3,582	$—	$136
Dallas County Partners I, LP	O/ I	50.00%	14,774	23,916	25,541
Dallas County Partners II, LP	O	50.00%	6,740	6,887	7,642
Dallas County Partners III, LP	O	50.00%	62	—	20
Fountain Three	O/ I /R	50.00%	12,578	15,990	17,273
RRHWoods, LLC	O/ M	50.00%	42,320	40,204	42,378
Kessinger/Hunter, LLC	-	26.50%	1,930	—	238
4600 Madison Associates, LP	O	12.50%	2,158	1,517	1,587
Highwoods DLF 98/29, LP	O	22.81%	30,637	15,677	16,827
Highwoods DLF 97/26 DLF 99/32, LP	O	42.93%	41,825	23,326	24,908
Concourse Center Associates, LLC	O	50.00%	6,728	4,278	4,398
Plaza Colonnade, LLC	O/R	50.00%	35,630	32,417	33,203
Highwoods KC Glenridge Office, LP	O	40.00%	9,582	6,497	6,827
Highwoods KC Glenridge Land, LP	O	40.00%	313	—	47
Highwoods KC Orlando, LLC	O	40.00%	80,572	55,248	58,610
Highwoods DLF Forum, LLC	O	25.00%	28,828	16,872	17,487

Total 2/			$318,259	$242,829	$257,122

1/	The letters “O”, “I”, “R”, and “M” represent Office, Industrial, Retail, and Multi-Family, respectively.
2/	Highwoods’ share of equity from these tables will not equal Investments in Unconsolidated Affiliates on the Consolidated Balance Sheet due to various purchase accounting and related adjustments as well as negative investment balances reclassed to Liabilities, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	30	6/30/09

Unconsolidated Joint Ventures Income

For the Three Months Ended June 30, 2009

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Gain on Sale	Net Income/ (Loss)

Board of Trade Investment Co.	49.00%	$561	$390	$—	$134	$—	$37
Dallas County Partners I, LP	50.00%	2,229	1,493	758	464	—	(486)
Dallas County Partners II, LP	50.00%	1,545	678	360	216	—	291
Dallas County Partners III, LP	50.00%	59	60	—	—	—	(1)
Fountain Three	50.00%	1,895	877	521	339	—	158
RRHWoods, LLC	50.00%	4,193	2,228	802	1,047	—	116
Kessinger/Hunter, LLC	26.50%	2,514	2,438	—	147	—	(71)
4600 Madison Associates, LP	12.50%	1,376	597	216	456	—	107
Highwoods DLF 98/29, LP	22.81%	4,061	1,640	1,152	1,155	3,426	3,540
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	3,444	1,459	1,053	1,039	—	(107)
Concourse Center Associates, LLC	50.00%	479	125	156	77	—	121
Plaza Colonnade, LLC	50.00%	2,701	963	944	573	—	221
Highwoods KC Glenridge Office, LP	40.00%	675	382	206	180	—	(93)
Highwoods KC Glenridge Land, LP	40.00%	—	6	—	—	—	(6)
Highwoods KC Orlando, LLC	40.00%	8,140	3,567	1,820	1,760	—	993
Highwoods DLF Forum, LLC	25.00%	3,466	1,162	878	1,377	—	49

Total		$37,338	$18,065	$8,866	$8,964	$3,426	$4,869

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Gain on Sale	Net Income/ (Loss)

Board of Trade Investment Co.	49.00%	$275	$191	$—	$66	$—	$18
Dallas County Partners I, LP	50.00%	1,114	747	379	232	—	(244)
Dallas County Partners II, LP	50.00%	773	339	180	108	—	146
Dallas County Partners III, LP	50.00%	30	30	—	—	—	—
Fountain Three	50.00%	948	438	261	169	—	80
RRHWoods, LLC	50.00%	2,096	1,114	401	524	—	57
Kessinger/Hunter, LLC	26.50%	666	646	—	39	—	(19)
4600 Madison Associates, LP	12.50%	172	74	27	57	—	14
Highwoods DLF 98/29, LP	22.81%	926	374	263	263	781	807
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	1,478	627	452	446	—	(47)
Concourse Center Associates, LLC	50.00%	240	63	78	39	—	60
Plaza Colonnade, LLC	50.00%	1,350	482	472	287	—	109
Highwoods KC Glenridge Office, LP	40.00%	270	152	82	72	—	(36)
Highwoods KC Glenridge Land, LP	40.00%	—	3	—	—	—	(3)
Highwoods KC Orlando, LLC	40.00%	3,256	1,427	728	704	—	397
Highwoods DLF Forum, LLC	25.00%	866	290	219	344	—	13

Total 1/ 2/		$14,460	$6,997	$3,542	$3,350	$781	$1,352

1/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
2/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	31	6/30/09

Unconsolidated Joint Ventures Income

For the Six Months Ended June 30, 2009

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Gain on Sale	Net Income/ (Loss)

Board of Trade Investment Co.	49.00%	$1,132	$747	$—	$267	$—	$118
Dallas County Partners I, LP	50.00%	4,662	3,137	1,518	904	—	(897)
Dallas County Partners II, LP	50.00%	3,133	1,435	732	432	—	534
Dallas County Partners III, LP	50.00%	115	117	—	—	—	(2)
Fountain Three	50.00%	3,843	1,920	1,043	674	—	206
RRHWoods, LLC	50.00%	8,588	4,831	1,606	2,099	—	52
Kessinger/Hunter, LLC	26.50%	5,027	5,122	—	295	—	(390)
4600 Madison Associates, LP	12.50%	2,752	1,137	429	874	—	312
Highwoods DLF 98/29, LP	22.81%	8,755	3,199	2,381	2,360	3,426	4,241
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	7,145	2,906	2,110	2,047	—	82
Concourse Center Associates, LLC	50.00%	969	265	313	153	—	238
Plaza Colonnade, LLC	50.00%	5,414	1,895	1,894	1,131	—	494
Highwoods KC Glenridge Office, LP	40.00%	1,383	776	410	354	—	(157)
Highwoods KC Glenridge Land, LP	40.00%	—	7	—	—	—	(7)
Highwoods KC Orlando, LLC	40.00%	16,328	6,863	3,649	3,626	—	2,190
Highwoods DLF Forum, LLC	25.00%	6,952	2,348	1,756	2,731	—	117

Total		$76,198	$36,705	$17,841	$17,947	$3,426	$7,131

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Gain on Sale	Net Income/ (Loss)

Board of Trade Investment Co.	49.00%	$555	$366	$—	$131	$—	$58
Dallas County Partners I, LP	50.00%	2,331	1,569	759	452	—	(449)
Dallas County Partners II, LP	50.00%	1,567	718	366	216	—	267
Dallas County Partners III, LP	50.00%	58	59	—	—	—	(1)
Fountain Three	50.00%	1,922	960	522	337	—	103
RRHWoods, LLC	50.00%	4,294	2,416	803	1,050	—	25
Kessinger/Hunter, LLC	26.50%	1,332	1,357	—	78	—	(103)
4600 Madison Associates, LP	12.50%	344	142	54	109	—	39
Highwoods DLF 98/29, LP	22.81%	1,997	730	543	538	781	967
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	3,067	1,248	906	879	—	34
Concourse Center Associates, LLC	50.00%	485	133	157	77	—	118
Plaza Colonnade, LLC	50.00%	2,707	948	947	566	—	246
Highwoods KC Glenridge Office, LP	40.00%	553	310	164	142	—	(63)
Highwoods KC Glenridge Land, LP	40.00%	—	3	—	—	—	(3)
Highwoods KC Orlando, LLC	40.00%	6,531	2,745	1,460	1,450	—	876
Highwoods DLF Forum, LLC	25.00%	1,738	587	439	683	—	29

Total 1/ 2/		$29,481	$14,291	$7,120	$6,708	$781	$2,143

1/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
2/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	32	6/30/09

Joint Ventures Long-Term Debt Detail 1/

Dollars in thousands

Joint Venture	Own %	Lender	Interest Rate	Maturity Date	Loan Balance 6/30/09
Dallas County Partners I, LP	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	$40,822
Dallas County Partners I, LP	50.0%	Regions	6.30%	Jun-14	3,370
Dallas County Partners I, LP	50.0%	Thrivent	8.45%	Aug-10	1,524
Dallas County Partners I, LP	50.0%	Bankers Trust	8.00%	Jul-11	1,122
Dallas County Partners I, LP	50.0%	Sun Life	5.92%	Feb-16	994

			6.31%		47,832

Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.19%	Jun-13	13,773

Fountain Three	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	16,295
Fountain Three	50.0%	Thrivent	7.00%	Sep-12	5,061
Fountain Three	50.0%	Thrivent	6.01%	Sep-17	3,606
Fountain Three	50.0%	Thrivent	6.01%	Sep-17	3,606
Fountain Three	50.0%	Lehman Brothers	8.02%	Aug-09	3,411

			6.47%		31,979

RRHWoods, LLC	50.0%	Bank of America	6.80%	Sep-12	25,873
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	0.62%	Nov-15	23,000
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	5.85%	Mar-16	8,264
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	0.55%	Sep-15	6,000
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	0.54%	Nov-15	5,500
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	4,508
RRHWoods, LLC	50.0%	UNUM Life Insurance Company	5.67%	Mar-17	3,893
RRHWoods, LLC	50.0%	Regions	6.30%	Jun-14	3,370

			3.93%		80,408

Plaza Colonnade, LLC	50.0%	Met Life	5.72%	Jan-17	47,629
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.90%	Mar-24	12,345
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	6.00%	Mar-16	4,350
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.38%	Mar-10	510

			5.77%		64,834

Highwoods KC Orlando, LLC	40.0%	Met Life	5.21%	Jul-14	138,120
Highwoods DLF Forum, LLC	25.0%	Jackson National Life Insurance Company	5.13%	Nov-13	67,500
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	Massachusetts Mutual Life Ins. Co.	7.66%	May-12	54,334
Highwoods DLF 98/29, LP	22.8%	USG Annuity & Life Company	6.78%	Apr-11	41,079
Highwoods DLF 98/29, LP	22.8%	Goldman Sachs	6.11%	Jul-17	27,650
Highwoods KC Glenridge Office	40.0%	Wachovia	4.84%	May-14	16,242
4600 Madison Associates, LLC	12.5%	State Farm	6.85%	Apr-18	12,133
Concourse Center Associates, LLC	50.0%	Lincoln National Life Insurance Co.	6.95%	Jul-10	8,556

			5.88%		365,614

			5.77%		$604,440

Highwoods’ share of the above					$242,829

1/	Excludes loans related to two “consolidated” joint ventures.
2/	Floating rate loan based on market rates.

Highwoods Properties, Inc.	33	6/30/09

Joint Ventures Portfolio Summary

As of June 30, 2009

Summary by Location:

			Percentage of Annualized Cash Revenue Highwoods’ Share Only 1/
Market	Rentable Square Feet	Occupancy	Office	Industrial	Retail	Multi-Family	Total
Des Moines 2/	2,505,000	86.8%	26.9%	4.1%	0.7%	3.3%	35.0%
Orlando	1,852,000	87.4%	28.0%	—	—	—	28.0%
Atlanta	835,000	77.7%	11.3%	—	—	—	11.3%
Kansas City	719,000	89.2%	8.3%	—	—	—	8.3%
Raleigh	814,000	94.4%	7.6%	—	—	—	7.6%
Richmond	413,000	100.0%	5.1%	—	—	—	5.1%
Tampa	205,000	94.2%	2.1%	—	—	—	2.1%
Piedmont Triad	364,000	43.0%	1.9%	—	—	—	1.9%
Charlotte	148,000	100.0%	0.7%	—	—	—	0.7%

Total 3/	7,855,000	86.1%	91.9%	4.1%	0.7%	3.3%	100.0%

1/	Annualized Cash Revenue is June, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes 418 apartment units and related occupancy percentage of 97.6%.
3/	Includes 618,000 square feet of properties in joint ventures that are consolidated.

Highwoods Properties, Inc.	34	6/30/09

Joint Ventures Lease Expirations

June 30, 2009

Dollars in thousands

Year	Rentable Square Feet Expiring 1/	Percent of Rentable Square Feet 1/	Annualized Cash Revenue 2/	Average Rental Rate	Percent of Annualized Cash Revenue 2/
Total
2009	218,824	3.3%	$4,865	$22.23	3.5%
2010	897,198	13.3%	17,612	19.63	12.5%
2011	1,097,999	16.3%	22,959	20.91	16.3%
2012	551,223	8.2%	12,656	22.96	9.0%
2013	1,227,170	18.2%	26,403	21.52	18.7%
2014	904,791	13.5%	20,208	22.33	14.4%
2015	726,555	10.8%	14,052	19.34	10.0%
2016	99,544	1.5%	2,018	20.27	1.4%
2017	572,153	8.5%	13,182	23.04	9.4%
2018	78,634	1.2%	1,789	22.75	1.3%
2019 and thereafter	349,575	5.2%	4,921	14.08	3.5%

	6,723,666	100.0%	$140,665	$20.92	100.0%

1/	Includes square feet expiring in properties in joint ventures that are consolidated.
2/	Annualized Cash Revenue is June, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	35	6/30/09

Joint Venture Acquisition and Disposition Activity

Dollars in thousands

Acquisitions

Name	Own %	Market	Type	Date Acquired	Square Footage	Total Cost

First quarter 2009:
None

Second quarter 2009:
None

Dispositions

Name	Own %	Market	Type 1/	Date Sold	Square Footage	Occupancy	Gross Sales Price

First quarter 2009:`
None

Second quarter 2009:
Automatic Data Processing	22.8%	Baltimore	O	04/15/09	110,000	100.0%	$14,800

Second quarter totals					110,000	100.0%	$14,800

1/	The letter “O” represents Office.

Highwoods Properties, Inc.	36	6/30/09